United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2017

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive, Suite 600, Saint Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 529-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 7, 2017, the Board of Directors (the “Board”) of Perficient, Inc. (the “Company”) approved an increase in the size of the Board from five directors to six directors and appointed Brian L. Matthews to fill the newly-created vacancy. Mr. Matthews will be compensated in accordance with the Company’s non-employee director compensation policy as described in the Company’s proxy statement for its 2016 annual meeting of stockholders, filed with Securities and Exchange Commission on April 11, 2016, under the heading “Director Compensation.”

Mr. Matthews was not appointed pursuant to any arrangement or understanding with any other person. The Board has determined that Mr. Matthews is independent in accordance with applicable rules of the Securities and Exchange Commission and The Nasdaq Global Select Market. Mr. Matthews will not be joining any committees of the Board at this time.

 Mr. Matthews is a greater than 5% member and officer of River City Internet Group, L.L.C. d/b/a Hostirian (“Hostirian”), a contractor that in the ordinary course of business hosts certain equipment for the Company for which the Company paid Hostirian approximately $123,000 in 2016. The Company expects that in 2017, it will continue to use Hostirian’s services and pay Hostirian an amount consistent with, or less than, 2016 payments. Mr. Matthews does not have a material interest in the transaction other than in his capacity as a member and officer of Hostirian.

The Company also announced on April 11, 2017, that John S. Hamlin has determined to retire as a member of the Board and will not stand for re-election to the Board at the Company’s 2017 annual meeting of stockholders (the “2017 Meeting”). Mr. Hamlin’s decision to retire and not to stand for re-election was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. As a result of Mr. Hamlin’s decision, the Board has approved a reduction in the size of the Board to eliminate Mr. Hamlin’s seat effective at the 2017 Meeting.

On April 11, 2017, the Company issued a press release announcing the appointment of Mr. Matthews to the Board and the retirement of Mr. Hamlin. The press release is included herewith as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated April 11, 2017, announcing the appointment of Brian L. Matthews to the Company’s Board of Directors and the retirement of John S. Hamlin

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: April 11, 2017	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated April 11, 2017, announcing the appointment of Brian L. Matthews to the Company’s Board of Directors and the retirement of John S. Hamlin